Rule 497(e)
File Nos. 333-203262 and 811-05817

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company

Supplement dated July 15, 2016
to the Prospectus dated July 1, 2016

This Supplement amends certain information contained in the Prospectus dated July 1, 2016.

Putnam Investments has announced that the merger of the Putnam VT Voyager Fund into the Putnam VT Growth Opportunities Fund, originally scheduled to occur on or about July 15, 2016, has been deferred until further notice.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling 877-723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated July 1, 2016.

Please read this Supplement carefully and retain it for future reference.